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                                                                   EXHIBIT 23.1

                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 14, 1999 (except for Note 10 as to which the date is December 1, 1999), in Amendment No. 2 to the Registration Statement (Form S-1) and related Prospectus of Vignette Corporation for the registration of shares of its common stock.

Austin, Texas

December 2, 1999

                                          /s/ Ernst & Young LLP